Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      In connection with the accompanying Annual Report of USA Technologies, Inc., (the "Company") on Form 10-KSB for the period ended June 30, 2004 (the "Report"), I, George R. Jensen, Jr., Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ George R. Jensen, Jr.
                                         ---------------------------------------
                                         George R. Jensen, Jr.
                                         Chief Executive Officer

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                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      In connection with the accompanying Annual Report of USA Technologies, Inc., (the "Company") on Form 10-KSB for the period ended June 30, 2004 (the "Report"), I, Mary West Young, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Mary West Young
                                         ---------------------------------------
                                         Mary West Young
                                         Chief Financial Officer